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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of iLinc Communications, Inc. (the Company) on Form 10-Q for the period ending September 30, 2008 as filed with the Securities Exchange Commission on the date here of (the Report) I, James M. Powers, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ James M. Powers, Jr.
    --------------------------
James M. Powers, Jr.,
Chairman of the Board, President and
Chief Executive Officer
November 5, 2008